Exhibit 99.1

Unaudited Schedule of Transferred Investments, as of April 1, 2026

Company	Industry	Type of Investment	Acquistion Date	Outstanding Principle	Fair Value	Maturity Date	Interest Rate
ADAN-B LLC	Hotels, Restaurants & Leisure	First Lien Revolver	4/1/2026	3,128	913	12/31/2030	S + 5.75%
ADAN-B LLC	Hotels, Restaurants & Leisure	First Lien Term Loan	4/1/2026	28,350	28,123	12/31/2030	S + 5.75%
Alorica Inc.	Professional Services	First Lien/Last Out Term Loan	4/1/2026	15,537	15,537	12/21/2027	S + 6.875%
Axvor Intermediate, LLC	Commercial Services & Supplies	First Lien Delayed Draw Term Loan	4/1/2026	3,355	(48)	3/24/2031	S + 6.25%
Axvor Intermediate, LLC	Commercial Services & Supplies	First Lien Revolver	4/1/2026	3,273	(47)	3/24/2031	S + 6.25%
Axvor Intermediate, LLC	Commercial Services & Supplies	First Lien Term Loan	4/1/2026	27,002	26,613	3/24/2031	S + 6.25%
Baxters North America, Inc.	Food Products	Bifurcated First Lien Term Loan	4/1/2026	16,641	16,659	5/31/2028	S + 6.875%
CEC Entertainment, LLC	Hotels, Restaurants & Leisure	Bifurcated First Lien Term Loan	4/1/2026	23,372	22,765	9/26/2030	S + 6.00%
CF Newco, Inc.	Software	First Lien Revolver	4/1/2026	2,187	761	12/10/2029	S + 6.00%
CF Newco, Inc.	Software	First Lien Amendment No. 1 Term Loan	4/1/2026	5,078	5,108	12/10/2029	S + 6.25%
CF Newco, Inc.	Software	First Lien Term Loan	4/1/2026	11,099	11,077	12/10/2029	S + 6.00%
CG Buyer, LLC	Transportation Infrastructure	First Lien/Last Out Delayed Draw Term Loan	4/1/2026	220	220	7/19/2028	S + 6.00%
CG Buyer, LLC	Transportation Infrastructure	First Lien/Last Out Term Loan	4/1/2026	10,076	10,076	7/19/2028	S + 6.00%
Cinelease, LLC	Trading Companies & Distributors	First Lien Term Loan	4/1/2026	11,746	9,252	7/31/2030	S + 7.50%
Cinelease, LLC	Trading Companies & Distributors	Warrants	4/1/2026	109	741	7/31/2025	—
CSAT Holdings LLC	Commercial Services & Supplies	First Lien Revolver	4/1/2026	1,986	1,192	6/30/2028	S + 10.50%
CSAT Holdings LLC	Commercial Services & Supplies	First Lien Term Loan	4/1/2026	14,514	14,630	6/30/2028	S + 10.50%
CSAT Investment Holdings LLC	Commercial Services & Supplies	Warrants	4/1/2026	579	579	3/5/2032	—
Connect America.com, LLC	Health Care Equipment & Supplies	First Lien/Last Out Term Loan	4/1/2026	26,314	24,577	10/11/2029	S + 5.75%
Corcentric, Inc.	Information Technology Services	Bifurcated First Lien Term Loan	4/1/2026	19,183	19,112	5/9/2027	S + 7.00%
D&D Buyer, LLC	Specialty Retail	First Lien/First Out Amendment No. 1 Delayed Draw Term Loan	4/1/2026	6,990	—	10/4/2029	S + 5.75%
D&D Buyer, LLC	Specialty Retail	First Lien/First Out Revolver	4/1/2026	2,418	—	10/4/2029	S + 5.75%
D&D Buyer, LLC	Specialty Retail	First Lien/First Out Term Loan	4/1/2026	29,369	29,662	10/4/2029	S + 5.75%
Eastern Metal Supply Borrower, LLC	Building Products	Bifurcated First Lien Term Loan	4/1/2026	34,709	34,188	1/6/2031	S + 5.75%
Fenix Intermediate LLC	Automobile Components	First Lien/Last Out Delayed Draw Term Loan	4/1/2026	891	845	3/28/2029	S + 7.00%
Fenix Intermediate LLC	Automobile Components	First Lien/Last Out Term Loan	4/1/2026	14,851	14,093	3/28/2029	S + 7.00%
Five Star Buyer, Inc.	Hotels, Restaurants & Leisure	First Lien Delayed Draw Term Loan	4/1/2026	358	336	2/23/2028	S + 9.00%
Five Star Buyer, Inc.	Hotels, Restaurants & Leisure	First Lien Revolver	4/1/2026	766	(48)	2/23/2028	S + 9.00%
Five Star Buyer, Inc.	Hotels, Restaurants & Leisure	First Lien Term Loan	4/1/2026	10,022	9,400	2/23/2028	S + 9.00%
Follett Higher Education Group, Inc.	Specialty Retail	Bifurcated First Lien Term Loan	4/1/2026	15,959	15,995	2/1/2028	S + 7.00%
Helix Sleep, Inc.	Consumer Discretionary Textiles, Apparel & Luxury Goods	First Lien Revolver	4/1/2026	963	(13)	11/7/2030	S + 5.50%
Helix Sleep, Inc.	Consumer Discretionary Textiles, Apparel & Luxury Goods	First Lien Term Loan	4/1/2026	8,368	8,251	11/7/2030	S + 5.50%
Hoffmaster Group, Inc.	Containers & Packaging	First Lien Revolver	4/1/2026	1,058	(8)	5/24/2028	S + 5.00%
Hoffmaster Group, Inc.	Containers & Packaging	First Lien Incremental Term Loan	4/1/2026	9,304	9,234	5/24/2028	S + 5.00%
Hoffmaster Group, Inc.	Containers & Packaging	First Lien Term Loan	4/1/2026	10,279	10,202	5/24/2028	S + 5.00%
HOP Energy, LLC	Oil, Gas & Consumable Fuels	Bifurcated First Lien Amendment No. 7 Delayed Draw Term Loan	4/1/2026	380	378	12/9/2027	S + 10.00%
HOP Energy, LLC	Oil, Gas & Consumable Fuels	Bifurcated First Lien Amendment No. 10 Delayed Draw Term Loan	4/1/2026	449	—	12/9/2027	S + 6.00%
HOP Energy, LLC	Oil, Gas & Consumable Fuels	Bifurcated First Lien Amendment No. 10 Term Loan	4/1/2026	16,228	4,975	12/9/2027	S + 9.00%
HOP Energy, LLC	Oil, Gas & Consumable Fuels	Bifurcated First Lien Amendment No. 10 Term Loan B	4/1/2026	3,472	—	12/9/2027	S + 10.00%
HOP Energy, LLC	Oil, Gas & Consumable Fuels	Bifurcated First Lien Amendment No. 10 Term Loan C	4/1/2026	2,613	2,603	12/9/2027	S + 10.00%
HydroSource Logistics, LLC	Energy Equipment & Services	First Lien Revolver	4/1/2026	1,438	1,342	4/4/2029	S + 8.50%
HydroSource Logistics, LLC	Energy Equipment & Services	First Lien Amendment No. 3 Term Loan	4/1/2026	20,140	20,140	4/4/2029	S + 8.50%
HydroSource Logistics, LLC	Energy Equipment & Services	First Lien Amendment No. 5 Term Loan	4/1/2026	10,159	9,854	12/31/2027	S + 8.75%
HydroSource Logistics, LLC	Energy Equipment & Services	First Lien Term Loan	4/1/2026	12,713	12,713	4/4/2029	S + 8.50%
HydroSource Logistics, LLC	Energy Equipment & Services	Warrants	4/1/2026	0.125	17,267	4/4/2034	—
Lenox Holdings, Inc.	Household Durables	Bifurcated First Lien Term Loan	4/1/2026	16,381	16,381	12/31/2026	S + 8.75%
Lumos Holdings US Acquisition Co.	Leisure Products	Bifurcated First Lien Term Loan	4/1/2026	29,554	29,495	8/5/2030	S + 5.50%
Mark Andy, Inc.	Machinery	Bifurcated First Lien Term Loan	4/1/2026	13,572	9,433	6/16/2028	S + 8.75%
Material Sciences Corporation	Metals & Mining	Bifurcated First Lien Term Loan	4/1/2026	26,556	25,786	3/14/2030	S + 6.50%
Pallet Logistics of America, LLC	Paper & Forest Products	First Lien/First Out Revolver	4/1/2026	1,529	740	11/29/2029	S + 7.00%
Pallet Logistics of America, LLC	Paper & Forest Products	First Lien/First Out Term Loan	4/1/2026	12,092	11,597	11/29/2029	S + 7.00%
Power Acquisition LLC	Commercial Services & Supplies	First Lien/First Out Term Loan	4/1/2026	19,238	18,411	1/22/2030	S + 7.00%
Red Robin International, Inc.	Hotels, Restaurants & Leisure	First Lien Revolver	4/1/2026	1,391	529	9/3/2027	S + 7.50%
Red Robin International, Inc.	Hotels, Restaurants & Leisure	First Lien Term Loan	4/1/2026	5,817	5,776	9/3/2027	S + 7.50%
RPM Purchaser, Inc.	Ground Transportation	First Lien/Last Out Delayed Draw Term Loan	4/1/2026	5,740	4,208	9/11/2028	S + 6.25%
RPM Purchaser, Inc.	Ground Transportation	First Lien/Last Out Term Loan	4/1/2026	13,634	13,770	9/11/2028	S + 6.25%
Signature Brands, LLC	Food Products	Bifurcated First Lien Amendment No.9 Delayed Draw Term Loan	4/1/2026	1,333	—	5/4/2028	S + 6.50%
Signature Brands, LLC	Food Products	Bifurcated First Lien Amendment No.9 Term Loan	4/1/2026	3,912	3,912	5/4/2028	17.50%
Signature Brands, LLC	Food Products	Bifurcated First Lien Delayed Draw Term Loan	4/1/2026	1,058	1,058	5/4/2028	S + 6.50%
Signature Brands, LLC	Food Products	Bifurcated First Lien Term Loan	4/1/2026	19,164	11,671	5/4/2028	S + 9.50%
SUP Parent Holdings, LLC	Automobile Components	Equity	4/1/2026	19	4,808	—	—
Superior Industries International, Inc.	Automobile Components	Bifurcated First Lien Term Loan	4/1/2026	4,114	4,056	12/8/2030	S + 10.00%
Sunland Asphalt & Construction, LLC	Construction & Engineering	First Lien/Last Out Delayed Draw Term Loan	4/1/2026	3,995	4,030	6/16/2028	S + 7.00%
Sunland Asphalt & Construction, LLC	Construction & Engineering	First Lien/Last Out Term Loan	4/1/2026	9,629	9,712	6/16/2028	S + 7.00%
The HC Companies, Inc.	Containers & Packaging	Bifurcated First Lien Term Loan	4/1/2026	32,050	29,166	8/1/2028	S + 8.50%
The Vitamin Shoppe, LLC	Apparel, Accessories & Luxury Goods	Bifurcated First Lien Term Loan	4/1/2026	25,139	24,636	3/23/2031	S + 6.25%
Triarc Tanks Bidco, LLC	Machinery	Bifurcated First Lien Term Loan	4/1/2026	7,279	6,849	10/3/2026	S + 7.00%
Viva 5 Group, LLC	Personal Care Products	First Lien Revolver	4/1/2026	3,316	521	5/21/2030	S + 6.50%
Viva 5 Group, LLC	Personal Care Products	First Lien Term Loan	4/1/2026	25,533	25,073	5/21/2030	S + 6.50%

				719,691	670,869